UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 27, 2013

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50884	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 27, 2013, Stereotaxis, Inc. issued a press release regarding the results of its previously-announced rights offering. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release dated November 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: November 27, 2013	By:	/s/ Karen Witte Duros
Name: Karen Witte Duros
Title: Sr. Vice President, General Counsel

EXHIBIT INDEX

99.1	Press Release dated November 27, 2013.